Exhibit 10.9

Business Order Form ˄ Turkey ˅ Order number ˖ CDIN20250518 - 02 1.Customer Information XXXX Company Name: XXXX Contact Person: XXXX Email: XXXX Address: 2.Supplier Information CLOUD DATA NETWORK LIMITED Company Name: homye Account Manager: XXXX Email: ROOM 602 6/F KAI YUE COMMERCIAL BUILDING NO.2C ARGYLE STREET KL Address: 3.Products/Services Details Information Contract Term(months) Monthly Recurring Cost (MRC) Unit Price (USD) Qty Order Form Description Ltem 12 months 500.00 250.00 2 Rent physical.machine ˄ CPU:8 cores, memory 16G, hard disk 480G, operating system: Centos7.9. ˅ 1 12 months 3,500.00 3.50 1000 Turkey IP - T 2 12 months 600.00 10.00 60 IP 3 4,600.00 Total(USD): 4.Please remit to CLOUD DATA NETWORK LIMITED account: Account Name ˖ CLOUD DATA NETWORK LIMITED Savings Account ˖ XXXX Bank Address ˖ 1 XXXX Bank Code ˖ 0 XXXX Bank SWIFT Code ˖ XXXX 5.Term of service Start date : 2025.06.01 Ǆ Termination date:2026.05.31,The service is valid for one year 6.Payment Method 6.l:The billing cycle is a natural month, which is settled monthly.The month of opening shall be charged by ˄ actual opening day/ days of the month) X (monthly rental fee); from the second month, it shall be charged by natural month; 6.2:Customer pays the service fe monthly pays Curency:USD). Within the fixed term of this order, Party A shall settle the monthly recuringxpenses within 7 working days after reeiving the bill and invoice. Because the fee may change with the service adjustment, the actualquantity used and the specific monthly rent fee are sub ject to the monthly rent bill. 7.Taxs(If Applicable) amounts above are exclusive of any tax if any. 8.Terms and Conditions The contract period of this order shall be at least 12 months from the date of signing by both parties. If the customer requests termination of the service, The CLOUD DATA NETWORK LIMITED shall be notified in writing at least 30 days in advance 9.Authorised Signature Customer Signature Supplier Signature Date: 2025.5.18 Date:2025.5.18 Signature: Signature: Company Chop: Company Chop: Remark:Provided that customer assigned this order,which means that customer accept all of the order content,and any revision or cancellation of this order should be made in written form. Certain information marked as "XXXX" has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.